Exhibit 99.1

Persons Described in Instruction C

The following is a list of the executive officers and directors of Nimbus Holdings LLC

Name, Business Address, Position	Principal Business or Occupation	Citizenship
Johannes-Joerg Rueger c/o Nimbus Holdings LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Director and President of Nimbus)

Management of Robert Bosch GmbH

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Maximilianne Straub

c/o Robert Bosch LLC

38000 Hills Tech Drive

Farmington Hills, MI 48331

(Director of Nimbus; Director, Vice President and Chief Financial Officer of Robert Bosch LLC; and Director, Vice President and Chief Financial Officer of Robert Bosch North America Corporation)

Vice President and Chief Financial Officer of Robert Bosch LLC and Robert Bosch North America Corporation

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

Germany

Guido Steuber c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Vice President of Nimbus)

Management of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

Germany

Brian Marron c/o Nimbus Holdings LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Treasurer of Nimbus, Robert Bosch LLC and Robert Bosch North America Corporation)

Treasurer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Jon Schaffer c/o Nimbus Holdings LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Assistant Treasurer of Nimbus, Robert Bosch LLC and Robert Bosch North America Corporation)

Assistant Treasurer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Deanna McCann c/o Nimbus Holdings LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Assistant Treasurer of Nimbus, Robert Bosch North America Corporation, Robert Bosch LLC)

Assistant Treasurer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Tamara Clark c/o Nimbus Holdings LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Secretary of Nimbus)	Secretary of Nimbus (Principal Business: hold investments) Address: 38000 Hills Tech Drive Farmington Hills, MI 48331	United States of America

Robert Miklautsch c/o Nimbus Holdings LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Assistant Secretary of Nimbus)

Attorney for Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Sole member of Nimbus)

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

Delaware

The following is a list of the executive officers and directors of Robert Bosch LLC

Name, Business Address, Position	Principal Business or Occupation	Citizenship

Markus Heyn

c/o Robert Bosch GmbH

Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

(Chairman of the board of directors of Robert Bosch North America Corporation and Robert Bosch LLC and Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

Germany

Michael Mansuetti c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Director and President of Robert Bosch North America Corporation and Robert Bosch LLC)

Director and President of Robert Bosch North America Corporation and Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Maximilianne Straub

c/o Robert Bosch LLC

38000 Hills Tech Drive

Farmington Hills, MI 48331

(Director of Nimbus; Director, Vice President and Chief Financial Officer of Robert Bosch LLC; and Director, Vice President and Chief Financial Officer of Robert Bosch North America Corporation)

Vice President and Chief Financial Officer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

Germany

Christine Zimmerman c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Director of Robert Bosch North America Corporation and Robert Bosch LLC)

Management at Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Rene Schlegel c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Director of Robert Bosch North America Corporation)

Management of Robert Bosch Mexico  S.A. de C.V.

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert Bosch México, S.A. de C.V.

Col. Centro de Ciudad Santa Fe

Degl. Alvaro Obregon

Circuito Guillermo Gonzalez Camarena 333

Switzerland

Brian Marron c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Treasurer of Robert Bosch North America Corporation, Robert Bosch LLC and Nimbus)

Treasurer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Jon Schaffer c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Assistant Treasurer of Robert Bosch North America Corporation, Robert Bosch LLC and Nimbus)

Assistant Treasurer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Deanna McCann c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Assistant Treasurer of Robert Bosch North America Corporation, Robert Bosch LLC and Nimbus)

Assistant Treasurer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Erik Dyhrkopp c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Secretary of Robert Bosch North America Corporation and Robert Bosch LLC)

General counsel for the Americas for Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Heather Schroder c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Assistant Secretary of Robert Bosch North America Corporation and Robert Bosch LLC)

Assistant Secretary of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Robert Bosch North America Corporation 2800 S 25th Avenue Broadview, IL 60155 (Sole owner of Robert Bosch LLC)

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 2800 S 25th Avenue

Broadview, IL 60155

Delaware

The following is a list of the general partners and controlling persons of Robert Bosch North America Corporation

Name, Business Address, Position	Principal Business or Occupation	Citizenship

Markus Heyn

c/o Robert Bosch GmbH

Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

(Chairman of the board of directors of Robert Bosch North America Corporation and Robert Bosch LLC and Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

Germany

Michael Mansuetti c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Director and President of Robert Bosch North America Corporation and Robert Bosch LLC)

Director and President of Robert Bosch North America Corporation and Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Maximilianne Straub

c/o Robert Bosch LLC

38000 Hills Tech Drive

Farmington Hills, MI 48331

(Director of Nimbus; Director, Vice President and Chief Financial Officer of Robert Bosch LLC; and Director, Vice President and Chief Financial Officer of Robert Bosch North America Corporation)

Vice President and Chief Financial Officer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

Germany

Christine Zimmerman c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Director of Robert Bosch North America Corporation and Robert Bosch LLC)

Management of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Brian Marron c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Treasurer of Robert Bosch North America Corporation, Robert Bosch LLC and Nimbus)

Treasurer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Jon Schaffer c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Assistant Treasurer of Robert Bosch North America Corporation, Robert Bosch LLC and Nimbus)

Assistant Treasurer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Deanna McCann c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Assistant Treasurer of Robert Bosch North America Corporation, Robert Bosch LLC and Nimbus)

Assistant Treasurer of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Erik Dyhrkopp c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Secretary of Robert Bosch North America Corporation and Robert Bosch LLC)

General counsel for the Americas for Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Heather Schroder c/o Robert Bosch LLC 38000 Hills Tech Drive Farmington Hills, MI 48331 (Assistant Secretary of Robert Bosch North America Corporation and Robert Bosch LLC)

Assistant Secretary of Robert Bosch LLC

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: 38000 Hills Tech Drive

Farmington Hills, MI 48331

United States of America

Robert Bosch GmbH RobertBosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Sole shareholder of Robert Bosch North America Corporation)

(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

The following is a list of the executive officers and directors of Robert Bosch GmbH

Name, Business Address, Position	Principal Business or Occupation	Citizenship

Franz Fehrenbach

c/o Robert Bosch GmbH

Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

(General Partner of Robert Bosch Industrietreuhand KG and Member of Supervisory Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Dr. Wolfgang Malchow

c/o Robert Bosch GmbH

Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

(General Partner of Robert Bosch Industrietreuhand KG and Member of Supervisory Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Volkmar Denner c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Chairman of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Michael Bolle c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Christoph Kubel c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Peter Tyroller c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Stefan Asenkerschbaumer c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Rolf Najork c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Stefan Hartung c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Harald Kroger c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Markus Heyn

c/o Robert Bosch GmbH

Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

(Chairman of the board of directors of Robert Bosch North America Corporation and Robert Bosch LLC and Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Uwe Raschke c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Christian Fischer c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Robert Bosch Industrietreuhand KG Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Holder of 93% of voting power of Robert Bosch GmbH)

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

The following is a list of the general partners and controlling persons of Robert Bosch Industrietreuhand KG

Name, Business Address, Position	Principal Business or Occupation	Citizenship

Franz Fehrenbach

c/o Robert Bosch GmbH

Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

(General Partner of Robert Bosch Industrietreuhand KG and Member of Supervisory Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany

Dr. Wolfgang Malchow

c/o Robert Bosch GmbH

Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

(General Partner of Robert Bosch Industrietreuhand KG and Member of Supervisory Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1

Gerlingen-Schillerhoehe

Baden-Wuerttemberg, 70839, Germany

Germany